DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to report the performance of the Dreyfus Premier State Municipal Bond Fund _ New Jersey Series, since July 31, 1996, for the period ended April 30, 1997 as shown in the following table:
                                                            ANNUALIZED
                                  TOTAL RETURN*         DISTRIBUTION RATE**
                                 _______________      ____________________
    Class A................            3.18%                 4.18%
    Class B................            2.80%                 3.89%
    Class C................            2.78%                 3.64%
ECONOMIC REVIEW
      The U.S. economy just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
      The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is slowing down so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
      The strong economy has put an increasing number of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level. Through the first quarter (the latest available data), total employment costs (including wages and benefits) rose about the same as inflation.
      Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
      Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this fiscal year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
      While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. There is little reason to suspect that the Fed will soon change this policy.
MARKET ENVIRONMENT
      Despite the assumption of a twenty-five basis point rate hike incorporated into most long-term securities in advance of the Federal Reserve meeting on March 25, prices of those securities actually fell an additional twenty-five basis points after the announcement, reaching a 7.17% yield on the thirty-year Treasury bellwether bond on April 17. Due to good inflation data, the market later recovered to the 6.85% level, and then retreated to a 7.00% yield, after the FOMC, at its meeting on May 20, decided to hold short-term rates steady. This action normally would have encouraged higher prices, but has instead generated some price erosion.
      The volatility in the general fixed income market belies the remarkable stability of the municipal bond market. Since February 15, the thirty-year Treasury bond has corrected by nearly forty basis points. By comparison, municipal bond futures are off only one and three-quarters points and cash securities (the bonds themselves) are flat to off one point. This substantial outperformance by municipals has led to municipal/Treasury yield ratios which are as low as have been seen in over two years.
PORTFOLIO OVERVIEW
      On April 3, 1997, the Premier Insured Municipal Bond Fund _ New Jersey Series became the Premier State Municipal Bond Fund _ New Jersey Series. The Series' fiscal year-end changed from July to April. The Fund is no longer limited to investing only in AAA securities which often are lower-yielding and priced in the marketplace as commodities. The Fund has expanded its holdings to different kinds of securities which together seek to create increased diversification, safety, and a higher yield.
      Your portfolio is made up of securities that are indicative of the relative stability of municipals compared to their taxable counterparts. Many new issue purchases and existing holdings are slightly shorter than the traditional maturity range to enable the Fund to maintain a competitive yield while reducing potential volatility should interest rates change. Over the reporting period the Fund was comprised of many securities with 6% or greater coupons for added stability and income, as well as some 5% to 5-1/4% coupon securities for potential price performance. These barbell strategy-oriented securities provide balance and liquidity, and are in especially high demand by retail and institutional investors. This strategy continues to be utilized due to its success over the past year.
      While there are many strategies at work in the Fund, one of the central themes continues to be emphasizing income. Since August, the Bond Buyer Revenue Bond Index has varied only 15 basis points above or below 5.95%. This narrow range indicator and the expectation of its continuation provide little impetus to make changes to that theme. However, we continue to evaluate the potentially changing financial landscape and stand ready to adjust our positions accordingly.
      Enclosed please find a copy of the recent portfolio holdings for your review.
                                  Very truly yours,

                      [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B and Class C shares, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES APRIL 30, 1997 [Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER STATE MUNICIPAL BOND FUND,
NEW JERSEY SERIES CLASS A SHARES AND CLASS B SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

$12,276
Lehman Brothers
Municipal Bond Index*
Dollars
$11,394
Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series
(Class B Shares)
$11,333
Dreyfus Premier State
Municipal Bond Fund,
New Jersey Series
(Class A Shares)
*Source: Lehman Brothers
[Exhibit A]

Average Annual Total Returns
                                CLASS A SHARES                                              CLASS B SHARES
__________________________________________________________________     __________________________________________________________
                                                                                                             % Return Reflecting
                                                   % Return                                                 Applicable Contingent
                                                  Reflecting                                     % Return      Deferred Sales
                          % Return Without      Maximum Initial                                 Assuming No     Charge Upon
PERIOD ENDED 4/30/97        Sales Charge       Sales Charge (4.5%)     PERIOD ENDED 4/30/97     Redemption      Redemption*
__________               ________________     ____________________     _____________________   ____________   __________________
1 Year                         5.86%                1.13%              1 Year                     5.34%              1.34%
From Inception (5/3/94)        5.87                 4.26               From Inception (5/3/94)    5.35               4.44
                        CLASS C SHARES
__________________________________________________________________
                                             % Return Reflecting
                                            Applicable Contingent
                              % Return         Deferred Sales
                              Assuming         Charge Upon
PERIOD ENDED 4/30/97      No Redemption        Redemption**
_________                _______________    ____________________
1 Year                         5.19%              4.19%
From Inception (12/4/95)       1.38               1.38

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A shares and Class B shares of Dreyfus Premier State Municipal Bond Fund, New
Jersey Series on 5/3/94 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 4/30/94 is used as the beginning value on 5/3/94.
All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The Series invests primarily in New Jersey municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and the maximum contingent deferred sales charge on Class B shares and all other applicable fees and expenses. Unlike the Series, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New Jersey municipal obligations. These factors can contribute to the Index potentially outperforming the Series. Further information relating to Series performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS                                 APRIL 30, 1997
                                                                                                Principal
Long-Term Municipal Investments_100.0%                                                           Amount           Value
                                                                                             _____________    _____________
New Jersey_85.4%
Camden County Improvement Authority, Revenue (Health Care Redevelopment
  Project_Cooper Health System Obligation Group)
  5.875%, 2/15/2015.........................................................                      $  500,000       $ 486,935
Camden County Municipal Utilities Authority, Sewer Revenue, Refunding
  5.125%, 7/15/2017 (Insured; FGIC) (a).....................................                         650,000         611,000
Camden County Pollution Control Financing Authority, Solid Waste Disposal
  and Resource Recovery System Revenue
  7.50%, 12/1/2009..........................................................                         500,000         510,040
Mercer County Improvement Authority, Solid Waste Revenue, Refunding
  6.70%, 4/1/2013 (Insured; FGIC) (Prerefunded 5/15/1997) (b)...............                         500,000         500,610
New Jersey Building Authority, State Building Revenue, Refunding
  5%, 6/15/2015.............................................................                         150,000         137,190
New Jersey Economic Development Authority, Water Facilities Revenue
  (New Jersey American Water Co. Inc. Project)
  6.50%, 4/1/2022 (Insured; FGIC)...........................................                         500,000         520,405
New Jersey Educational Facilities Authority, Revenue, Refunding
  (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC).....................                         500,000         507,945
New Jersey Health Care Facilities Financing Authority, Revenue:
  (Deborah Heart and Lung Center) 6.20%, 7/1/2013...........................                         500,000         506,235
  (General Hospital Center at Passaic) 6.75%, 7/1/2019 (Insured; FSA).......                         550,000         597,168
  Refunding:
    (Holy Name Hospital Issue) 6%, 7/1/2025.................................                         500,000         494,855
    (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020................                       2,225,000       2,220,082
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.05%, 10/1/2028 (Insured; MBIA)..........................................                         500,000         498,125
Passaic County Utilities Authority, Solid Waste System Revenue
  7%, 11/15/2007............................................................                         575,000         579,738
Port Authority of New York and New Jersey:
  5.20%, 7/15/2016 (Insured; AMBAC).........................................                         500,000         475,530
  Special Obligation Revenue, Special Project
    (JFK International Air Terminal) 5.75%, 12/1/2022 (Insured; MBIA) (c)...                         585,000         572,317
Salem County Industrial Pollution Control Financing Authority, Revenue
  (Public Service Electric and Gas) 5.45%, 2/1/2032 (Insured; MBIA).........                         500,000         461,010
South Jersey Transportation Authority, LR
  (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022..................                         500,000         501,270
Union County Utilities Authority, Solid Waste Revenue
  7.10%, 6/15/2006..........................................................                       1,625,000       1,676,658

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                        APRIL 30, 1997
                                                                                              Principal
Long-Term Municipal Investments (continued)                                                     Amount            Value
                                                                                            _____________      ____________
U.S. Related_14.6%
Puerto Rico Housing Bank and Finance Agency, SFMR
  6.25%, 4/1/2029...........................................................                   $     500,000    $    506,230
Puerto Rico Ports Authority, Special Facility Revenue
  (American Airlines) 6.30%, 6/1/2023.......................................                       1,500,000       1,516,065
                                                                                                                 ___________
TOTAL INVESTMENTS (cost $13,755,519)........................................                                     $13,879,408
                                                                                                                =============
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                            Insurance Corporation
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
LR            Lease Revenue
Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's           Percentage of Value
____                               ________                       _________________          _____________________
AAA                                Aaa                            AAA                               37.6%
AA                                 Aa                             AA                                 1.0
A                                  A                              A                                 15.8
BBB                                Baa                            BBB                               41.4
BB                                 Ba                             BB                                 4.2
                                                                                                   ________
                                                                                                   100.0%

Notes to Statement of Investments:
    (a) Wholly held by custodian as collateral for delayed-delivery security.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Purchased on a delayed-delivery basis.
    (d) Fitch currently provides creditworthiness information for a limited number of investments.
    (e) At April 30, 1997, the Fund had $4,305,275 (31.8% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF ASSETS AND LIABILITIES                     APRIL 30, 1997
                                                                                               Cost                  Value
                                                                                           _____________         ____________
ASSETS:                          Investments in securities_See Statement of Investments      $13,755,519          $13,879,408
                                 Cash.......................................                                           73,909
                                 Receivable for shares of Beneficial Interest subscribed                              466,867
                                 Interest receivable........................                                          245,393
                                 Prepaid expenses...........................                                           28,511
                                                                                                               _______________
                                                                                                                   14,694,088
                                                                                                               _______________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          7,036
                                 Due to Distributor.........................                                            6,167
                                 Payable for investment securities purchased                                        1,066,465
                                 Payable for shares of Beneficial Interest redeemed                                    53,403
                                 Accrued expenses...........................                                           42,946
                                                                                                               _______________
                                                                                                                   1,176,017
                                                                                                               _______________
NET ASSETS..................................................................                                      $13,518,071
                                                                                                               ===============
REPRESENTED BY:                  Paid-in capital............................                                      $13,360,533
                                 Accumulated net realized gain (loss) on investments                                   33,649
                                 Accumulated net unrealized appreciation (depreciation)
                                 ...... on investments_Note 4                                                         123,889
                                                                                                               _______________
NET ASSETS..................................................................                                      $13,518,071
                                                                                                               ===============

                                                    NET ASSET VALUE PER SHARE
                                                _________________________________
                                                                      Class A                 Class B                Class C
                                                                  _______________         _______________      _______________
Net Assets........................................                   $4,836,573             $8,680,366                 $1,132
Shares Outstanding.....................................                 382,923                687,235                 89.516
NET ASSET VALUE PER SHARE...............................                 $12.63                 $12.63                 $12.64
                                                                         ======                 =======               =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF OPERATIONS
                                                                                      Nine Months Ended         Year Ended
                                                                                       April 30, 1997*         July 31, 1996
                                                                                   ____________________    ____________________
INVESTMENT INCOME
INCOME                           Interest Income..........................                $571,482               $767,023
                                                                                   ____________________    ____________________
EXPENSES:                        Management fee_Note 3(a)..................              $  56,351              $  74,073
                                 Shareholder servicing costs_Note 3(c).....                 37,814                 52,216
                                 Distribution fees_Note 3(b)...............                 32,769                 41,682
                                 Registration fees.........................                  9,334                  3,996
                                 Auditing fees.............................                  6,543                 14,745
                                 Prospectus and shareholders' reports......                  6,290                  2,861
                                 Legal fees................................                  5,950                  4,204
                                 Trustees' fees and expenses_Note 3(d).....                  1,604                  1,781
                                 Custodian fees............................                  1,359                  1,987
                                 Loan commitment fees_Note 2...............                     78                   ___
                                 Miscellaneous.............................                  6,865                  8,036
                                                                                   ____________________    ____________________
                                       Total Expenses......................                164,957                205,581
                                 Less_reduction in management fee due to
                                     undertaking_Note 3(a).................                 (9,656)               (10,732)
                                                                                   ____________________    ____________________
                                       Net Expenses........................                155,301                194,849
                                                                                   ____________________    ____________________
INVESTMENT INCOME_NET......................................................                416,181                572,174
                                                                                   ____________________    ____________________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments...              $  46,136               $150,113
                                 Net unrealized appreciation (depreciation)
                                     on investments........................                (39,245)               (76,768)
                                                                                   ____________________    ____________________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....................                  6,891                 73,345
                                                                                   ____________________    ____________________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................               $423,072               $645,519
                                                                                   ====================    ====================

*  The Fund has changed its fiscal year end from July 31 to April 30.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                  Nine Months Ended      Year Ended          Year Ended
                                                                   April 30, 1997*      July 31, 1996      July 31, 1995
                                                                  __________________    ______________    ________________
OPERATIONS:
  Investment income_net..........................                 $     416,181         $  572,174          $     371,134
  Net realized gain (loss) on investments...................             46,136            150,113                 (5,270)
  Net unrealized appreciation (depreciation) on investments.            (39,245)           (76,768)               221,333
                                                                  _______________       ____________        ______________
      Net Increase (Decrease) in Net Assets
         Resulting from Operations                                      423,072            645,519                587,197
                                                                  _______________       ____________        ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Class A shares..........................................           (161,823)          (234,320)              (176,046)
    Class B shares..........................................           (254,207)          (337,766)              (195,088)
    Class C shares........................................                 (151)               (88)                 ____
  Net realized gain on investments:
    Class A shares..........................................            (55,413)             ____                   ____
    Class B shares..........................................           (101,848)             ____                   ____
    Class C shares..........................................                (69)             ____                   ____
                                                                  _______________       ____________        ______________
      Total Dividends.......................................           (573,511)          (572,174)              (371,134)
                                                                  _______________       ____________        ______________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares.....................................                 294,836            977,750               3,591,050
    Class B shares.....................................               1,349,856          3,045,391               5,060,548
    Class C shares..........................................                 18              6,000                  ____
  Dividends reinvested:
    Class A shares....................................                  134,012            134,625                  97,360
    Class B shares......................................                209,733            176,239                  81,648
    Class C shares..........................................                203                 88                  ____
  Cost of shares redeemed:
    Class A shares.........................................            (746,605)          (927,041)            (1,128,148)
    Class B shares..........................................         (1,696,406)        (1,191,057)              (776,686)
    Class C shares..........................................             (5,000)             ____                   ____
                                                                  _______________       ____________        ______________
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions....................           (459,353)         2,221,995              6,925,772
                                                                  _______________       ____________        ______________
        Total Increase (Decrease) in Net Assets.............           (609,792)         2,295,340              7,141,835
NET ASSETS:
  Beginning of Period...................................             14,127,863         11,832,523              4,690,688
                                                                  _______________       ____________        ______________
  End of Period..................................                   $13,518,071        $14,127,863            $11,832,523
                                                                 ===============      =============       ================
*The Fund has changed its fiscal year end from July 31 to April 30.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                               Shares
                                                                __________________________________________________________
                                                                  Nine Months Ended         Year Ended          Year Ended
CAPITAL SHARE TRANSACTIONS:                                      April 30, 1997(1)       July 31, 1996       July 31, 1995
                                                                 __________________      ______________     ________________
    Class A
    ________
    Shares sold......................................                  23,143               76,280               291,207
    Shares issued for dividends reinvested..............                10,476              10,439                 7,845
    Shares redeemed..........................................          (58,150)            (71,136)              (91,442)
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                  Shares Outstanding                                   (24,531)             15,583               207,610
                                                               ==================     ==============        ==============
    Class B
    ________
    Shares sold.............................................            106,673            236,936               406,583
    Shares issued for dividends reinvested.............                  16,392             13,678                 6,544
    Shares redeemed..........................................          (132,446)           (93,155)              (62,636)
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                   Shares Outstanding                                    (9,381)           157,459               350,491
                                                               ==================     ==============        ==============
    Class C(2)
    _________
    Shares sold..............................................                 1                466                   ___
    Shares issued for dividends reinvested................                   16                  7                   ___
    Shares redeemed..........................................              (401)               ___                   ___
                                                                 __________________      ______________     ______________
            Net Increase (Decrease) in
                Shares Outstanding                                         (384)               473                   ___
                                                               ==================     ==============        ==============
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class A Shares
                                                          ______________________________________________________________
                                                            Nine Months Ended                 Year Ended July 31,
                                                                                     ___________________________________
PER SHARE DATA:                                            April 30, 1997(1)         1996          1995          1994(2)
                                                           __________________      ________      ________       ________
    Net asset value, beginning of period...........              $12.79             $12.71        $12.58          $12.50
                                                                 _______           ________      ________       ________
    Investment Operations:
    Investment income_net...........................                .42                .59           .71             .18
    Net realized and unrealized gain (loss)
      on investments..................................             (.02)               .08           .13             .08
                                                                 _______           ________      ________       ________
    Total from Investment Operations...............                 .40                .67           .84             .26
                                                                 _______           ________      ________       ________
    Distributions:
    Dividends from investment income_net.............              (.42)              (.59)         (.71)           (.18)
    Dividends from net realized gain on investments...             (.14)                __           __               __
                                                                 _______           ________      ________       ________
    Total Distributions...............................             (.56)              (.59)         (.71)           (.18)
                                                                 _______           ________      ________       ________
    Net asset value, end of period....................           $12.63             $12.79        $12.71          $12.58
                                                                 =======           =======      ========       =========
TOTAL INVESTMENT RETURN(3).........................               4.25%(4)           5.31%         7.01%           2.07%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.......                1.20%(4)           1.14%          .10%             __
    Ratio of net investment income
      to average net assets.......................                4.39%(4)           4.55%         5.60%           5.25%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
(limited to the expense limitation provision
of the management agreement)..........................             .10%(4)            .08%         1.35%           2.50%(4)
    Portfolio Turnover Rate...................                 110.12%(5)           28.14%        43.48%             __
    Net Assets, end of period (000's Omitted).........           $4,837             $5,212        $4,981          $2,318
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class B Shares
                                                          ______________________________________________________________
                                                            Nine Months Ended                 Year Ended July 31,
                                                                                     ___________________________________
PER SHARE DATA:                                            April 30, 1997(1)         1996          1995          1994(2)
                                                           __________________      ________      ________       ________
    Net asset value, beginning of period.............            $12.79             $12.71        $12.58          $12.50
                                                                 _______           ________      ________       ________
    Investment Operations:
    Investment income_net.............................              .37                .52           .65             .16
    Net realized and unrealized gain (loss)
      on investments..................................             (.02)               .08           .13             .08
                                                                 _______           ________      ________       ________
    Total from Investment Operations..................              .35                .60           .78             .24
                                                                 _______           ________      ________       ________
    Distributions:
    Dividends from investment income_net..............             (.37)              (.52)         (.65)           (.16)
    Dividends from net realized gain on investments...             (.14)               __            __              __
                                                                 _______           ________      ________       ________
    Total Distributions...............................             (.51)              (.52)         (.65)           (.16)
                                                                 _______           ________      ________       ________
    Net asset value, end of period....................           $12.63             $12.79        $12.71          $12.58
                                                                 =======           =======      ========       =========
TOTAL INVESTMENT RETURN(3)............................            3.74%(4)           4.79%         6.48%           1.94%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets........               1.69%(4)           1.63%          .61%            .50%(4)
    Ratio of net investment income
      to average net assets...........................            3.88%(4)           4.04%         5.00%           4.69%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
(limited to the expense limitation provision
of the management agreement)..........................             .09%(4)            .08%         1.29%           2.50%(4)
    Portfolio Turnover Rate...........................          110.12%(5)          28.14%        43.48%             __
    Net Assets, end of period (000's Omitted)...                 $8,680             $8,910        $6,852          $2,373
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.









                                                                                              Class C Shares
                                                                               _____________________________________________
                                                                                                              Year Ended
                                                                               Nine Months Ended              July 31,
PER SHARE DATA:                                                                April 30, 1997(1)               1996(2)
                                                                               ________________              ____________
    Net asset value, beginning of period...................................          $12.78                     $13.21
                                                                                    ________                  ________
    Investment Operations:
    Investment income_net...............................................                .35                        .32
    Net realized and unrealized gain (loss)
      on investments.......................................................              __                       (.43)
                                                                                    ________                  ________
    Total from Investment Operations......................................              .35                       (.11)
                                                                                    ________                  ________
    Distributions:
    Dividends from investment income_net.................................              (.35)                      (.32)
    Dividends from net realized gain on investments......................              (.14)                        __
                                                                                    ________                  ________
    Total Distributions.....................................................           (.49)                      (.32)
                                                                                    ________                  ________
    Net asset value, end of period..........................................         $12.64                     $12.78
                                                                                   =========                 ===========
TOTAL INVESTMENT RETURN(3)..................................................          3.72%(4)                  (1.21%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.................................          1.97%(4)                   1.95%(4)
    Ratio of net investment income
      to average net assets.................................................         3.62%(4)                    3.68%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
(limited to the expense limitation provision
of the management agreement)......................................                    .76%(4)                     .02%(4)
    Portfolio Turnover Rate........................................                110.12%(5)                   28.14%
    Net Assets, end of period (000's Omitted)...............................             $1                         $6
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On October 31, 1996, the Board Members of the Trust approved, subject to approval by the shareholders of the New Jersey Series of Dreyfus Premier Insured Municipal Bond Fund ("DPIMBF-New Jersey Series"), an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the DPIMBF-New Jersey Series' assets and liabilities to the Fund in a tax free exchange for shares of beneficial interest of the Fund, and the assumption by the Fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of DPIMBF-New Jersey Series on March 10, 1997, and was consummated after the close of business on April 1, 1997, at which time 380,977 Class A shares valued at $12.48 per share, 651,905 Class B shares valued at $12.48 per share and 89 Class C shares valued at $12.49 per share, representing combined net assets of $12,888,744, were exchanged by DPIMBF-New Jersey Series for the respective Class A, Class B and Class C shares of the Fund.
    The Fund was declared effective by the SEC on December 16, 1996. On January 8, 1997, the Trust's Trustees approved a change to the Trust's name from "Premier State Municipal Bond Fund" to "Dreyfus Premier State Municipal Bond Fund" which change became effective March 31, 1997.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from July 31 to April 30.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial
DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED) futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from August 1, 1996 through April 30, 1998, to reduce the management fees paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $9,656 during the period ended April 30, 1997.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 1997, $32,737 was charged to the Fund for the Class B shares and $32 was charged to the Fund for the Class C shares.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services.
The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, $9,235, $16,369 and $10 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,132 during the period ended April 30, 1997.
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997 amounted to $14,793,924 and $14,067,222 respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $123,889, consisting of $170,412 gross unrealized appreciation and $46,523 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Premier State Municipal Bond Fund, New Jersey Series
    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier State Municipal Bond Fund, New Jersey Series (one of the Funds constituting the Dreyfus Premier State Municipal Bond Fund) as of April 30, 1997, and the related statement of operations for the nine months ended April 30, 1997 and for the year ended July 31, 1996, the statement of changes in net assets for the nine months ended April 30, 1997 and for each of the two years in the period ended July 31, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier State Municipal Bond Fund, New Jersey Series at April 30, 1997, the results of its operations for the nine months ended April 30, 1997 and for the year ended July 31, 1996, the changes in its net assets for the nine months ended April 30, 1997 and for each of the two years in the period then ended July 31, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              [Ernst & Young LLP signature logo]

New York, New York
June 5, 1997


DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended April 30, 1997:
    _ all the dividends paid from investment income_net are "exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes), and
    _ the Fund hereby designates $.0114 per share as a long-term capital gain distribution of the $.1445 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.

DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, NEW JERSEY SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940







Printed in U.S.A.                        380/381AR974
Annual Report
Dreyfus Premier State
Municipal Bond Fund
New Jersey Series
April 30, 1997
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